UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2024

SELECT MEDICAL HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34465	20-1764048
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices)  (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEM	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 25, 2024, Select Medical Holdings Corporation (the “Company”) announced that it had completed the previously announced spin-off of Concentra Group Holdings Parent, Inc. (“Concentra”) by means of a special stock distribution of 104,093,503 shares of common stock of Concentra (the “Distribution”) that had been owned by Select Medical Corporation (“SMC”), a wholly owned subsidiary of the Company, to the Company’s stockholders as of the close of business on November 18, 2024 (the “Record Date”). Based on the number of shares of the Company’s common stock outstanding as of the Record Date, holders of the Company’s common stock received 0.806971 shares of Concentra common stock for each outstanding share of the Company’s common stock they owned as of the Record Date. No fractional shares of Concentra common stock were distributed. Instead, the Company’s stockholders will receive cash in lieu of any fraction of a share of Concentra common stock that they otherwise would have received.

Prior to the Distribution, the Company owned approximately 81.7% of the outstanding shares of Concentra common stock. Following the completion of the Distribution, the Company no longer owns any shares of Concentra common stock.

Based on the closing price of shares of Concentra common stock of $22.13 per share on November 25, 2024, the aggregate market value of the shares distributed by the Company to its stockholders was approximately $2,303.6 million.

A copy of the Company’s press release announcing the completion of the Distribution is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

Unaudited pro forma financial information of the Company to give effect to the Distribution is included in Exhibit 99.2 filed herewith and incorporated by reference into this Item 9.01.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Select Medical Holdings Corporation, dated November 25, 2024
99.2	Pro forma financial information of Select Medical Holdings Corporation (Unaudited)
104	Cover Page Interactive Data File (embedded with the Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION

Date: November 26, 2024	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Senior Executive Vice President, General Counsel and Secretary